                                                                    EXHIBIT 10.1

                       6/04 AMENDMENT TO CREDIT AGREEMENT

                                    Preamble

      This 6/04 Amendment to Credit Agreement dated as of June 24, 2004 (the "6/04 AMENDMENT" or, within itself only, this "AMENDMENT") amending (for the first time) the 3/04 Senior Secured Credit Agreement dated March 22, 2004 (the "3/04 CREDIT AGREEMENT" and as amended hereby and as it may be supplemented, further amended or restated from time to time, the "CURRENT CREDIT AGREEMENT"), among SUNSET FINANCIAL RESOURCES, INC. (the "COMPANY"), a Maryland corporation with its principal office at 10245 Centurion Parkway N, Suite 305, Jacksonville, FL 32256, JPMORGAN CHASE BANK ("JPMORGAN"), a New York banking corporation, acting herein as a Lender (as defined in SECTION 1.2 of the 3/04 Credit Agreement) and agent and representative of the other Lenders (in that capacity JPMorgan is called the "AGENT"), and such other Lenders as may from time to time be party to the Current Credit Agreement, recites and provides as follows:

                                    Recitals

      The Company has asked the Lenders and the Agent to amend the 3/04 Credit Agreement to add a sublimit for financing Commercial Mortgage Loans (up to $5,625,000 of the Aggregate Committed Sum for Commercial Mortgage Loans secured by Hospitality Property, $3,750,000 for those secured by Restaurant Property and $18,750,000 for all Commercial Mortgage Loans) and make certain changes to the sublimits for financing Single-family Mortgage Loans (increasing the sublimits for Super Jumbo Mortgage Loans to 20% of the Aggregate Committed Sum and for Non-owner Occupied Loans to 10% of the Aggregate Committed Sum and adding a sublimit for Co-op Loans of 2.5% of the Aggregate Committed Sum), capitalized terms used in these recitals being defined above, in SECTION 1 of the 3/04 Credit Agreement or in SECTION 1 of this Amendment, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

      If there is any conflict or inconsistency between these recitals and the following agreements, the latter shall govern and control. If there is any conflict or inconsistency between any of the terms or provisions of this Amendment and any of the other Facilities Papers, this Amendment shall govern and control. If there is any conflict between any provision of this Amendment and any later supplement, amendment, restatement or replacement of the 3/04 Credit Agreement, the latter shall govern and control.

                                   Agreements

      In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows:

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                                  1 DEFINITIONS

      1.2   Definitions of General Application.

      A. The following new definitions are hereby added to SECTION 1.2 of the 3/04 Credit Agreement, in alphabetical order:

            "APPROVED INVESTOR" means Ginnie Mae, Fannie Mae, Freddie Mac and any of the Persons listed on SCHEDULE 6/04-AI, as it may be supplemented or amended from time to time by agreement of the Company and the Agent; provided that if the Agent shall give written notice to the Company of the Agent's reasonable disapproval of any Approved Investor(s) named in the notice, the investor(s) named shall no longer be Approved Investor(s) from and after the time when the Agent sends that notice to the Company.

            "BOOK COMMERCIAL COLLATERAL VALUE" is defined in the definition of "Collateral Value".

            "CHANGE OF CONTROL" means:

            (a) any Person shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act except that for purposes of this definition, a Person shall not be deemed to have acquired beneficial ownership of securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person until such tendered securities are accepted for purchase or exchange), directly or indirectly, of either (i) Voting Stock of the Company (or other securities convertible into such Voting Stock) representing more than nine and nine-tenths percent (9.9%) of the combined voting power of all Voting Stock of the Company or (ii) more than nine and nine-tenths percent (9.9%) of the outstanding shares of any class or series of capital stock of the Company ; or

            (b) any Person shall have succeeded in having so many of such Person's nominees elected to the board of directors of the Company that such nominees, when added to any existing directors remaining on the board of directors of the Company after such election who were previously nominated by or are Affiliates of such Person, comprise a majority of the board of directors of the Company.

            "CO-OP LOAN" means a Single-Family Loan secured by the pledge of interests in a housing cooperative and a related cooperative housing unit lease.

      B. The following definitions in SECTION 1.2 are hereby amended to henceforth read as follows:

            "ADVANCE" means a disbursement by the Lenders under the Loan in accordance with the terms of this Agreement -- including initial disbursements,

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      readvances of funds previously advanced to the Company and repaid to the
      Lenders and protective advances made without any requirement for any Request for Borrowing -- and is a correlative of "Borrowing": a Borrowing from the Lenders' and the Agent's point of view. Where "Swing Line" prefaces "Advance", then it means an Advance by JPMorgan under the Swing Line. Where "Dry" prefaces "Advance", then it means an Advance to finance Dry Loans (whether Single-family Loans, Commercial Mortgage Loans or both.) Where "Wet" prefaces "Advance", then it means an Advance to finance Wet Loans (only Single-family Loans are eligible to be financed as Wet Loans.) Each Advance shall be classified by the Agent as of its initial funding date as one or the other of the following Classes of Borrowings:

            (i) a "SINGLE-FAMILY WAREHOUSING ADVANCE" meaning an Advance made to finance Dry Loans);

            (ii) a "COMMERCIAL WAREHOUSING ADVANCE". meaning an Advance made to finance Eligible Commercial Collateral.

            "APPRAISAL" means:

            (i) for Single-family Loans, an appraisal of the Mortgaged Premises that fully complies with all applicable Interagency Appraisal and Evaluation Guidelines adopted by the Federal Reserve System, the National Credit Union Administration, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision and the Office of Comptroller of the Currency made by a licensed appraiser selected in accordance with Agency guidelines and not identified to the Company as an unacceptable appraiser by an Agency, and who is experienced in estimating the value of property of that same type in the community where it is located, and who -- unless approved by the Agent on a case-by-case basis -- is not a director, officer or employee of the Company or any Affiliate of the Company, or related as a parent, sibling, child or first cousin to any of the Company's or any such Affiliate's respective directors or officers or any of their spouses, a signed copy of the written report of which appraisal is in the possession of the Company or its Servicer; and

            (i) for Commercial Mortgage Loans, a "market value" appraisal of the Mortgaged Premises that fully complies with all applicable Interagency Appraisal and Evaluation Guidelines adopted by the Federal Reserve System, the National Credit Union Administration, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision and the Office of Comptroller of the Currency and conforms to the Uniform Standards of Professional Appraisal Practice promulgated by the Appraisal Foundation (www.appraisalfoundation.org) and is made by a licensed appraiser designated as an MAI Appraiser by the Appraisal Foundation and who is experienced in estimating the value of property of that same type in the community where it is located, and who -- unless approved by the Agent on a case-by-case basis -- is not a director, officer or employee of the

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      Company or any Affiliate of the Company, or related as a parent, sibling, child or first cousin to any of the Company's or any such Affiliate's respective directors or officers or any of their spouses, a signed copy of the written report of which appraisal is in the possession of the Company or its Servicer.

            "BASIC PAPERS" means all of the Loan Papers that must be delivered to the Custodian -- in the case of Wet Loans, on or before the seventh
      (7th) Business Day after the related Advance -- in order for any particular item of Collateral to be Eligible Collateral and have Collateral Value. EXHIBIT C-1 to the Custody Agreement lists the Basic Papers for Single-family Collateral and EXHIBIT C-2 to the Custody Agreement lists the Basic Papers for Commercial Collateral, and reference is here made to the Custody Agreement for those listings.

            "BORROWING" is a correlative of "Advance": an Advance from the Company's point of view. Where "Swing Line" prefaces "Borrowing", then it means a Borrowing from JPMorgan under the Swing Line. Where "Dry" prefaces "Borrowing", then it means a Borrowing to finance Dry Loans (whether Single-family Loans, Commercial Mortgage Loans or both.) Where "Wet" prefaces "Borrowing", then it means a Borrowing to finance Wet Loans (only Single-family Loans are eligible to be financed as Wet Loans.)

            "CHANGE OF EXECUTIVE MANAGEMENT" means the occurrence of any event after which, without the Agent's prior written consent, any of John Bert Watson, Thomas G. Manuel, Byron L. Boston, Mike Pannell or Jeff Betros shall cease for any reason whatsoever, including death or disability, to be, and to continuously perform the duties of, President and Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, Chief Financial Officer and Chief Marketing Officer, respectively, of the Company or, if such cessation shall occur as a result of death or disability, no successor satisfactory to the Agent, in its reasonable judgment, shall have become, and shall have commenced to perform the duties of, President and Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, Chief Financial Officer and Chief Marketing Officer, respectively, of the Company within ninety (90) days after such cessation; provided that if any such satisfactory successor shall have been so elected and shall have commenced performance of such duties within such period, then the name of such successor or successors shall be deemed to have been inserted in place of John Bert Watson, Thomas G. Manuel, Byron L. Boston, Mike Pannell or Jeff Betros, as applicable, in this definition.

            "COLLATERAL" is any or all collateral (as the context requires) for the Obligations: Pledged Loans, their security, their related Loan Papers and the right to recover under the related Hazard Insurance Policies, consisting of the "SINGLE-FAMILY COLLATERAL", which means pledged Single-family Loans, their security, their related Loan Papers and the right to recover under the related Hazard Insurance Policies, and the "COMMERCIAL COLLATERAL", which means pledged Commercial Mortgage Loans, their security (including all assignments of rents

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      and assignments of leases), their related Loan Papers and the right to recover under the related Hazard Insurance Policies.

            "COLLATERAL VALUE" means the value of Eligible Collateral for purposes of this Agreement. Collateral (i) that is not duly Pledged to the Agent, (ii) in which the Agent does not have a first and prior perfected Lien (except that in the case of Wet Loans Pledged to the Agent for seven
      (7) or less Business Days, the fact that the Agent does not have possession, directly or through the Custodian, of the Basic Papers therefor shall not affect such Wet Loans' Collateral Value) or (iii) that is not Eligible Collateral because it does not satisfy in all material respects one or more of the conditions to eligibility stated for it in this Agreement, shall have zero Collateral Value, and Collateral that at one time satisfied all conditions for eligibility but for which a Disqualifier has occurred shall have zero Collateral Value from the date of that Disqualifier unless and until the Company has cured all applicable Disqualifiers or the Agent has waived them in writing; provided that the reduction for any reason of the Collateral Value of any Collateral that is Pledged to the Agent shall not itself affect or impair the Agent's security interest in that Collateral. Collateral Values of the two types of Eligible Collateral, duly Pledged to the Agent with the Agent having Lien priority and perfection as aforesaid and as to which no such uncured or unwaived Disqualifier has occurred, shall be determined as follows:

            (a) The "SINGLE-FAMILY COLLATERAL VALUE"on any day of any Eligible Single-family Collateral, whether a Dry Loan or a Wet Loan, shall be its "BOOK SINGLE-FAMILY COLLATERAL VALUE", which is the least of:

                  (i) ninety-eight percent (98%) of such Pledged Loan's Principal Balance on that day;

                  (ii) for a pledged Single-family Loan originated by any Affiliate of the Company, ninety-eight percent (98%) of the loan amount at origination less discount points received by such Affiliate, as stated on the Pledged Loan's HUD-1 Settlement Statement;

            (iii) for a pledged Single-family Loan directly or indirectly acquired by the Company from a mortgage broker or a correspondent that is not an Affiliate of the Company, ninety-eight percent (98%) of the net purchase price paid therefor by the Company (i.e., net of all origination fees, discounts, refunds and rebates, however and whenever credited or payable to the Company and without regard, however, to any servicing release premium paid by the Company); and

            (iv) (only for a pledged Single-family Loan covered by a Purchase Commitment) the purchase price that the Approved Investor has committed to pay for such Pledged Loan;

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      provided that if the Agent or the Required Lenders shall elect to mark it to market, such Pledged Loan's Collateral Value for that day shall be the lesser of (x) its Book Single-family Collateral Value or (y) ninety-seven percent (97%) of its Market Value on that day.

            (b) The "COMMERCIAL COLLATERAL VALUE" on any day of any Eligible Single-family Collateral, whether a Dry Loan or a Wet Loan, shall be its "BOOK COMMERCIAL COLLATERAL VALUE", which is the least of:

                  (i) fifty percent (50%) of such pledged Commercial Mortgage Loan's Principal Balance on that day;

                  (ii) for a pledged Commercial Mortgage Loan originated by the Company or any Affiliate of the Company, fifty percent (50%) of the loan amount at origination less discount points received by such Affiliate, as stated on such pledged Commercial Mortgage Loan's closing or settlement statement;

            (iii) for a pledged Commercial Mortgage Loan directly or indirectly acquired by the Company from a mortgage broker or a correspondent that is not an Affiliate of the Company, fifty percent (50%) of the net purchase price paid therefor by the Company (i.e., net of all origination fees, discounts, refunds and rebates, however and whenever credited or payable to the Company and without regard, however, to any servicing release premium paid by the Company); and

            (iv) (only for a pledged Commercial Mortgage Loan covered by a Purchase Commitment) fifty percent (50%) of the purchase price that the Approved Investor has committed to pay for such Pledged Loan;

      provided that if the Agent or the Required Lenders shall elect to mark it to market, such pledged Commercial Mortgage Loan's Collateral Value for that day shall be the lesser of (x) its Book Commercial Collateral Value or (y) fifty percent (50%) of its Market Value on that day.

            (c) The Collateral Value of any other type of Collateral shall be as is reasonably determined by the Agent.

      The applicable percentage factor (stated above) for determining the value of any particular item of Collateral is the "ADVANCE RATE" for that Collateral. Each of such values shall be as determined by the Agent -- which may accept as correct any value proposed by the Company that is not obviously and materially incorrect on its face -- and each determination by the Agent of Collateral Value (and of each element of each such determination, including Market Value) may be computed using any reasonable averaging, interpolation and attribution method and, absent manifest error, shall be conclusive and binding.

            "COMMERCIAL COLLATERAL" is defined in the definition of "Collateral".

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

            "COMMERCIAL MORTGAGE LOAN" means a Mortgage Loan secured by a first lien Mortgage on Mortgaged Premises that are Eligible Commercial Property with a Principal Balance of at least One Million Dollars ($1,000,000) or such lesser amount as may be approved by the Agent on a case-by-case basis, and not more than Fifteen Million Dollars ($15,000,000).

            "CUMULATIVE LOAN-TO-VALUE RATIO" means:

            (i)   as to any Single-family Loan, the ratio of:

                        (x) the sum of (i) the original principal amount of the Mortgage Note that is Pledged to the Agent and (ii) the original principal sums of all other Mortgage Notes (if any) secured by a mortgage Lien on the same Mortgaged Premises as are the security for such pledged Mortgage Note;

            to          (y)   the fair market value of such Mortgaged
      Premises, as such value is shown in the most recent Appraisal or the most recent Current Broker's Price Opinion (whichever is less); and

            (ii)  as to any Commercial Mortgage Loan, the ratio of:

                        (x) the sum of (i) the original principal amount of the Mortgage Note that is Pledged to the Agent and (ii) the original principal sums of all other Mortgage Notes (if any) secured by a mortgage Lien on the same Mortgaged Premises as are the security for such pledged Mortgage Note;

            to          (y)   the fair market value of such Mortgaged Premises,
      as such value is shown in the most recent Appraisal.

            "DRY LOAN" means a Pledged Loan acquired and owned by the Company that has been closed, funded and qualifies without exception as Eligible Single-family Collateral, including satisfying the requirement that all of its Basic Papers have been delivered to the Custodian, and the adjective "DRY" means that a Pledged Loan is a Dry Loan.

            "ELIGIBLE COMMERCIAL COLLATERAL" is defined on SCHEDULE EC.

            "ELIGIBLE COMMERCIAL PROPERTY" means fee title or the ground leasehold estate in and to U.S. real property designed for use, and being currently used, as:

            (a) "CONDOMINIUM PROPERTY", meaning a building or buildings that has been made subject to a residential or commercial condominium regime, dividing it into individual condominium units and their common elements;

            (b)   "HOSPITALITY PROPERTY", meaning as hotel or resort property;

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            (c)   "INDUSTRIAL PROPERTY", meaning as manufacturing or other
      industrial use property;

            (d) "MULTIFAMILY PROPERTY", meaning as residential rental apartments;

            (e) "OFFICE PROPERTY", meaning as rental commercial office facilities;

            (f)   "RETAIL PROPERTY", meaning as retail shopping facilities;

            (g) "STORAGE FACILITIES PROPERTY", meaning as warehouse facilities; or

            (h) "RESTAURANT PROPERTY", meaning as retail food (with beverages) service facilities.

            "IN DEFAULT" means that, as to any Mortgage Loan, any Mortgage Note payment or escrow payment is unpaid for one (1) day -- thirty-five (35) days for Commercial Mortgage Loans -- or more after its due date (whether or not the Company has allowed any grace period or extended the due date thereof by any means) or another material default has occurred and is continuing, including the commencement of foreclosure proceedings or the commencement of a case in bankruptcy for any Customer under such Mortgage Loan.

            "LIQUIDITY" means the Company's unencumbered cash and Cash Equivalents plus (x) the lesser of the book value or the par value of Eligible Collateral that has either not been pledged to the Agent or any other Person or otherwise encumbered and (y) the sum of the unused borrowing availability under this Agreement or any of the Company's other committed credit agreements to the extent (if any) that the collateral value of eligible Single-family Collateral that has been pledged to secure the Company's debt to the lenders under such credit agreements exceeds the outstanding borrowings thereunder.

            "LONG WAREHOUSED (AGED) LOAN" or "AGED LOAN" means a Single-family Loan whose Original Pledge Date was more than one hundred twenty (120) days, but not more than one hundred eighty (180) days, before the relevant Determination Date (being the date on or for which such Mortgage Loan's Collateral Value is being determined). A pledged Single-family Loan whose Original Pledge Date was more than one hundred eighty (180) days before the relevant Determination Date shall have zero Collateral Value.

            "NON-OWNER OCCUPIED LOAN" means a Single-family Loan whose Mortgaged Premises are not occupied by one of the relevant Customers as either his or her primary residence or second home.

            "PERMITTED ENCUMBRANCES" means in respect of the Mortgaged Premises securing a Pledged Loan, (i) tax Liens for real property taxes and government-

                                       8

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      improvement assessments that are not delinquent; (ii) easements and restrictions that do not materially and adversely affect the title to or marketability of the Mortgaged Premises or prohibit or interfere with the use of the Mortgaged Premises as (for Single-family Loans) a one-to-four family residential dwelling or (for Commercial Mortgage Loans) Eligible Commercial Property use; (iii) reservations as to oil, gas or mineral rights, provided such rights do not include the right to remove buildings or other material improvements on or near the surface of the Mortgaged Premises or to mine or drill on the surface thereof or otherwise enter the surface for purposes of mining, drilling or exploring for, or producing, transporting or otherwise handling oil, gas or other minerals of any kind;
      (iv) agreements for the installation, maintenance or repair of public utilities, provided such agreements do not create or evidence Liens on the Mortgaged Premises or authorize or permit any Person to file or acquire claims of Liens against the Mortgaged Premises and (v) such other exceptions (if any) as are acceptable under relevant Agency guidelines.

            "QUALIFYING COMMERCIAL MORTGAGE LOAN GUARANTY" means the written unconditional and irrevocable guaranty of the full and timely payment of all principal of and interest on a Commercial Mortgage Loan by a Person who has a FICO score of at least 630 and whose current financial statements furnished to the Borrower show that such Person has personal liquidity sufficient for timely payment in full of such guaranteed obligation.

            "WET LOAN" means a pledged Single-family Loan acquired and owned by the Company:

            (a) that has been closed by a title agency or closing attorney, funded and would qualify without exception as Eligible Collateral except that some or all of its Basic Papers are in transit to, but have not yet been received by, the Custodian so as to satisfy all requirements to permit the Company to borrow against it pursuant to this Agreement without restriction;

            (b) that the Company reasonably expects to fully qualify as Eligible Collateral when the original Basic Papers have been received by the Custodian;

            (c) as to which the Company actually and reasonably expects that such full qualification can and will be achieved on or before seven (7) Business Days after an Advance against such item of Collateral is requested and made under this Agreement (and the Company hereby agrees to take such steps as are reasonably necessary to ensure it achieves full qualification as Eligible Collateral); and

            (d) for which the Company has delivered to the Custodian a Warehouse Transmission File on or before the date of the related Advance, submission of which to the Custodian shall constitute the Company's certification to the Custodian, the Agent and the Lenders that a complete File as to such item of Collateral, including the Basic Papers, exists and that such File is in the

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      possession of either the title agent or closing attorney that closed such
      Pledged Loan, the Company or the Company's Servicer for such Pledged Loan, or that such File has been shipped to the Custodian;

      and the adjective "WET" means that a Pledged Loan is a Wet Loan.

      Each Wet Loan that satisfies the requirements set forth in CLAUSES (a) through (d) above shall be Eligible Collateral subject to the condition subsequent of physical delivery of its Mortgage Note, Mortgage and all other Basic Papers, together with a Collateral Confirmation Agreement, to the Custodian within seven (7) Business Days after funding of the related Borrowing. Each Wet Loan against which the Company requests an Advance shall be irrevocably deemed Pledged to the Agent and shall automatically become pledged Collateral effective on the date of the related Request for Borrowing, and the Company shall take all steps necessary or appropriate to cause the pledge to the Agent and delivery to the Custodian of such Wet Loan and its Basic Papers to be completed, perfected and continued in all respects, including causing the original promissory note evidencing such pledged Collateral to be physically delivered to the Custodian within seven (7) Business Days after the funding of the Advance, whether or not the related Advance is sooner paid, and, if requested by the Agent, to give written notice to any title agent, closing attorney or other Person in possession of the Basic Papers for such Collateral of the Agent's security interest in it and its security. Upon the Custodian's receipt of the Basic Papers relative to a Wet Loan accompanied by a Collateral Confirmation Agreement, such Collateral shall no longer be subject to this Agreement's limitations applicable to Wet Loans (and, as provided in the Custody Agreement, the conversion from Wet Loan status to Dry Loan status shall be made on the same Business Day if the Basic Papers and Collateral Confirmation Agreement are received by the Custodian by 11:00 AM, or on the next Business Day if received after 11:00 AM.)

      C.    The following definitions are hereby deleted from SECTION 1.2:

            "INVESTOR LOAN"

            "LATE PLEDGED (SEASONED) LOAN"

      D. EXHIBIT 6/04-B hereto replaces EXHIBIT B to the 3/04 Credit Agreement, and SCHEDULES 6/04-DQ and 6/04-EC hereto replace SCHEDULES DQ and EC to the 3/04 Credit Agreement

      1.3.  Definitions for Interest Calculations.

      A. The following new definitions are hereby added to SECTION 1.3, in alphabetical order:

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      "CLASS OF BORROWINGS" means a grouping or categorization of Borrowings by the particular Category of Collateral that they were made to finance, i.e. either (i) Single-family Warehousing Advances to finance Eligible Single-family Collateral or (ii) Commercial Warehousing Advances to finance Eligible Commercial Collateral.

      "MARGIN" means the interest rate margin to be added to a specified Index to determine a Rate. The margins used in this Agreement are the "LIBOR MARGIN", which is applicable to Advances for each Class of Borrowings on each day that the Loan bears interest at the Base Rate, and the "ABR MARGIN" applicable to Advances for each Class of Borrowings on each day that the Loan bears interest at the Alternate Base Rate. For each Class of Borrowings that is described on a row in the first column of the following table, the applicable interest rate Margins are stated on the same row:

            CLASS OF BORROWINGS/MARGIN                 LIBOR MARGIN          ABR MARGIN
            --------------------------                 ------------          ----------
Single-family Warehousing Advances (to finance            1.125%               0.125%
Eligible Single-family Collateral)
Commercial Warehousing Advances (to finance Eligible       2.75%                1.75%
Commercial Collateral)

      B. The following definitions in SECTION 1.3 are hereby amended to henceforth read as follows:

            "ABR MARGIN" is defined in the definition of "Margin".

            "EURODOLLAR RESERVE REQUIREMENTS" means for any day or time period, the stated maximum rate (expressed as a decimal fraction) for all reserves required to be maintained for that day or during that period (including basic, supplemental, marginal and emergency reserves) against "eurocurrency liabilities", as defined in Regulation D, all as specified by any Governmental Authority, including those imposed under Regulation D. Each determination of Eurodollar Reserve Requirements by the Agent may be computed using any reasonable method and, absent manifest error, shall be conclusive and binding.

            "LIBOR MARGIN" is defined in the definition of "Margin".

      CLAUSE (d) of the definition of "Rate" is hereby amended to henceforth read as follows:

            (d)   the "PAST DUE RATE" which means, on any day, the lesser of:

              (i) the Prime Rate for that day plus two percent (2%) per annum;
      and

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                  (ii)  the Ceiling Rate for that day.

            "STATED RATE" means, for all outstanding Borrowings for any day:

            (a) the Base Rate for that day, computed in accordance with the provisions of this Agreement, compounded annually, unless the Borrower has duly elected in accordance with SECTION 1.1(b) that all Loan Principal bear interest at the Alternate Base Rate;

            (b) if the Borrower has duly elected in accordance with SECTION 1.1(b) that all Loan Principal bear interest at the Alternate Base Rate and has not subsequently duly elected in accordance with SECTION 1.1(c) that all Loan Principal bear interest at the Base Rate, the Alternate Base Rate for that day, computed in accordance with the provisions of this Agreement, compounded annually;

      provided that if on any day the applicable rate for the Loan as a whole shall exceed the relevant Ceiling Rate for that day, then the Stated Rate therefor shall be reset to equal the Ceiling Rate on that day and shall be set to equal the Ceiling Rate for each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of the Loan equals the total amount of interest that would have accrued on it if there were no Ceiling Rate.

      C.    The following definitions are hereby deleted from SECTION 1.3:

            "ALTERNATE BASE RATE TRANCHE"

            "BASE RATE TRANCHE"

            "INTEREST RATE OPTION"

            "INTEREST RATE SELECTION CONFIRMATION"

            "TRANCHE"

                         3 GENERAL BORROWING PROCEDURES

      SECTION 3 of the 3/04 Credit Agreement is hereby amended to henceforth read as follows:

            3.1 Separate Request for Each Borrowing. A separate Request for Borrowing shall be made for each Borrowing, which, when appropriately completed and, if new Collateral is being pledged, with a Submission List attached, may include requests for Borrowings to finance either of the two types of Eligible Collateral ((i) Wet or Dry Prime Loans or Alt-A Loans or
      (ii) Dry Commercial Mortgage Loans).

            3.2   Funding of Single-family Advances.

                  (a) Deadline for Requests to be Funded as Regular Advances. If a Request for Borrowing is received before 3:00 PM(1) (Central time, as stated in SECTION 1.4(c)) -- 4:00 PM(1) for any Request for Borrowing that requests only a Wet Single-family Advance and is Electronically Submitted -- on a Business Day and fully qualifies in all respects for funding as a regular Advance by the Lenders (including satisfying any applicable requirement of SECTION 3.3), it shall be funded as a regular Single-family Advance on that same Business Day.

  (The following provisions of this Section 3.2 are inapplicable until a Lender or Lenders in addition to JPMorgan joins this Agreement)

                  (b) Deadline for Requests for Single-family Advances to be Funded as Swing Line Advances. If, after a Lender or Lenders in addition to JPMorgan joins this Agreement, the requirements of SECTIONS 2.6 and 3.3 are satisfied and a Request for Borrowing is received on a Business Day after 3:00 PM but before 4:00 PM, JPMorgan shall fund the Single-family Advance requested by making a Swing Line Advance on that same day.

                  (c) Deadline for Requests for Single-family Advances to be Funded as Regular Advances. If a Request for Borrowing is received before 12:00 noon (Central time, as stated in SECTION 1.4(c) -- 1:00 PM for any Request for Borrowing that requests only a Wet Single-family Advance and is Electronically Submitted -- on a Business Day and fully qualifies in all respects for funding as a regular Advance by the Lenders (including satisfying any applicable requirement of SECTION 3.5), it shall be funded as a regular Single-family Advance on that same Business Day.

                  (d) Late Requests. If, after a Lender or Lenders in addition to JPMorgan joins this Agreement, a Request for Borrowing is received by JPMorgan later than 4:00 PM on a Business Day, JPMorgan shall either, at its election, (i) fund the Single-family Advance requested by making a Swing Line Loan either on that same day or, at JPMorgan's election, on the next Business Day, or (ii) arrange for its funding on the next Business Day as a regular Single-family Advance. JPMorgan shall have no obligation to fund any such late-requested Single-family Advance as a Swing Line Advance if all of the requirements of SECTIONS 2.6 and 3.6 are not satisfied, although JPMorgan may elect to do so. If JPMorgan does not elect to do so, then the Lenders shall fund such requested Single-family Advance as a regular Advance on such next succeeding Business Day after the Request for Borrowing is received by the

--------------------------
(1) These times will change to 12:00 noon and 1:00 PM, respectively, if and when another Lender joins the Current Credit Agreement.

      Agent, provided that all conditions to its funding (including the requirements of SECTION 3.6) are then satisfied.

                  (e) Repayment of Swing Line Borrowings. Each Swing Line Advance shall be repaid on its Swing Line Borrowing Due Date by the Agent's paying over to JPMorgan out of the Note Payment Account, and JPMorgan's applying against such outstanding Swing Line Borrowing, an amount equal to the proceeds of the Funding Shares funded by all of the other Lenders on that day against the same Request for Borrowing that was initially funded by such Swing Line Advance. If at the time such Swing Line Advance was funded, JPMorgan reasonably believed that no Default or Event of Default had occurred and was then continuing and that all of the other conditions set forth in SECTION 2.6 for such Swing Line Advance were satisfied in all material respects, the other Lenders shall be unconditionally and irrevocably obligated to timely fund their respective Funding Shares of the Single-family Advance that was so initially funded as a Swing Line Advance, to repay to JPMorgan (and thereby refinance) on the relevant Swing Line Borrowing Due Date all of that Swing Line Advance except only JPMorgan's Funding Share of it, irrespective of whether in the meantime any Default or Event of Default has occurred or been discovered, and irrespective of whether in the meantime some or all of the Lenders' Commitments have lapsed, expired or been canceled, rescinded or terminated with or without cause, or have been waived, released or excused for any reason whatsoever, so that (i) the principal of the Swing Line is paid down by the required amount on each Swing Line Borrowing Due Date-- all accrued interest on Swing Line Advances shall be due and payable by the Company to the Agent (for distribution from the Note Payment Account to JPMorgan) on the later of (x) the fifteenth (15th) day of the next month (with the first interest payment due July 15, 2004) or (y) two (2) Business Days after the Agent bills the Company for such accrued interest-- (ii) all Swing Line Advances are converted to regular Advances from the Lenders and (iii) those Advances are evidenced by the Senior Credit Notes other than the Swing Line Note. If any Lender fails to provide its funds to JPMorgan to repay its share of any Swing Line Loan when due (including any such failure caused by a fed funds wire delay), then that Lender shall also be obligated to pay to JPMorgan interest on the unpaid balance of principal so due to JPMorgan at the Federal Funds Effective Rate from such due date until three (3) Business Days after such due date, and at the Federal Funds Effective Rate plus two percent (2%) from three (3) Business Days after such due date until the date of payment of such principal sum.

            3.4   Funding of Commercial Advances.

                  (a) Deadline and Requirements for Requests for Commercial Advances. Requests for Borrowing for Commercial Advances shall be submitted to the Agent at least ten (10) Business Days before the requested funding date, and will include:

                        (1)   the requested funding date;

                        (2) the purchase price to be paid for the Mortgaged Premises that will secure the related Commercial Mortgage Loan;

                        (3) the complete underwriting package required pursuant to the Company's underwriting guidelines and requirements, including a copy of the complete Appraisal;

                        (4) a copy of the Purchase Commitment or Qualifying Commercial Mortgage Loan Guaranty that will cover or guarantee payment of the related Commercial Mortgage Loan;

                        (5) copies of any environmental and regulatory due diligence reports regarding the related Mortgaged Premises; and

                        (6) the Company's narrative statement of its strategy for disposition or satisfaction of the proposed Commercial Mortgage Loan and full recovery of the amount list plus accrued interest.

      The Agent shall either approve or disapprove the proposed Commercial Borrowing and notify the Company of its decision on or before five (5) Business Days before the proposed funding date of the related Commercial Mortgage Loan specified in the Request for Borrowing submitted at least ten (10) Business Days before such proposed funding date, and if the Agent approves it, the Company shall confirm to the Agent in writing at least two (2) Business Days before the funding date the Company's written confirmation that such Commercial Mortgage Loan will be made, specifying any terms and conditions that are different from or in addition to those specified in the initial Request for Borrowing and stating that all conditions precedent to the transaction are consistent with this Agreement.

      3.5   Syndication of Advances.

                  (a) When a Request for Borrowing is received by the Agent, the Agent shall give notice by fax or, at the Agent's discretion, email to each Lender of that requested Advance and that Lender's Funding Share of the requested Advance by 2:00 PM on the Business Day when the requested Advance is to be funded by the Lenders, and each Lender shall cause its Funding Share thereof to be transferred to the Agent by fed funds wire transfer to:

            JPMorgan Chase Bank
            ABA number 1130-0060-9
            Attention: Mortgage Warehousing -- Wanda Carr
            Phone:  (713) 427-6391
            For credit to:  Sunset Financial Resources, Inc.
            Account No. 00100381681
            JPMorgan Chase Real Estate Wire Transfer Clearing Account within two (2) hours after receiving such notice from the Agent or by 4:00 PM, whichever is earlier, so that the Agent receives it in good collected Houston funds on that same Business Day, and the Agent shall deposit such Funding Shares into the Note Payment Account when received.

                  (b) If the Agent has not already funded the requested Advance as a Swing Line Advance (Swing Line funding is available only for Single-family Advances), then (provided no Default has occurred that has not been cured by the Company or waived in writing by the Agent and no Event of Default has occurred that the Agent has not declared in writing to have been either cured or waived) the Agent shall disburse such Advance to the Company or to its designee(s) for their account.

                  (c) If the Agent has funded the requested Advance (or any part of it) as a Swing Line Advance, then the Agent shall repay JPMorgan the related Swing Line Advance (except for JPMorgan's own Funding Share thereof) from the Note Payment Account; provided that if a Lender other than JPMorgan advises the Agent by telephone and confirms the advice by fax that the Lender has placed all of its Funding Share on the federal funds wire to the Agent, the Agent shall continue to keep the Swing Line Advance outstanding to the extent of that Lender's Funding Share so wired until the Agent has actually received such share-- whereupon the Agent shall deposit such Funding Share when received into the Note Payment Account and repay JPMorgan that still-outstanding portion of the Swing Line Advance from the Note Payment Account-- except that the Agent shall have no obligation to continue such portion of any Swing Line Advance outstanding if and to the extent, if any, that doing so would cause the total amount funded by the Agent and outstanding to exceed the Swing Line Limit.

            3.6   Time When Submission List(s) and New Collateral Papers (If
      Any) Due. Unless the Borrowing Base already has sufficient Collateral Value to support both the requested Borrowing and all other outstanding Borrowings, the Company shall (1) deliver to the Agent with the Request for Borrowing one or more signed Submission Lists listing (i) all new Collateral then being Pledged to the Agent to support such Borrowing and
      (ii) the values of the elements for determining the Book Single-family Collateral Value of the new Collateral (such elements being described in clauses (i), (ii) and (iii) of the definition of "Collateral Value"), and
      (2) other than for Wet Loans, cause to be delivered to the Custodian all of the Basic Papers relating to the items of new Collateral listed in such Submission List(s), by the following deadlines:

IF THE NUMBER OF        THEN THE SUBMISSION LIST AND BASIC      AT THIS TIME (IN
FILES SUBMITTED IS:           PAPERS ARE DUE ON:                    HOUSTON)
-------------------  ----------------------------------------   ----------------
50 files or less     the same  Business Day as the Request      10:00 AM
                     for  Borrowing  is  received  by  the
                     Agent

51-100 files         the preceding Business Day                 2:00 PM

for each additional  one additional prior Business Day          2:00 PM
100 files increment

            3.7 If Outstanding Advances Would Exceed the Borrowing Base. If, after giving effect to a requested Borrowing, the outstanding Borrowings would exceed the Borrowing Base, or if the Agent or the Custodian determines (either then or on any later day in the course of reviewing the same) that any such Submission List or Basic Papers submitted to it are incomplete or incorrect in any material respect (provided that if the Custodian reasonably determines that such a condition of incompleteness or incorrectness of Basic Papers is correctable and returns the subject Basic Papers to the Company for corrective action, then the affected Pledged Loan(s) shall not be excluded from the Borrowing Base unless and until the Company fails to correct and return such Basic Papers to the Custodian within ten (10) Business Days after the Custodian sent them) then:

                  (a) the Agent may withhold the entire Advance until the Company shall have demonstrated to the Custodian's reasonable satisfaction that all required Basic Papers submitted (if any), are in fact not (or are no longer) incomplete or incorrect in any material respect; or

                  (b) in the case of a Borrowing Base insufficiency, unless the Company instructs the Agent in writing not to fund any of the requested Borrowing, and subject to the provisions and limitations of SECTIONS 2.1 and 2.5, the Agent will fund such lesser amount(s) as the Agent shall determine is (are) supported by the Borrowing Base and will notify the Company of such insufficiency, including the Agent's calculation of such insufficiency set forth in reasonable detail.

            3.8 If a Request for Borrowing or New Collateral Papers are Received Late; Waiver of Claim for Any Late Funding. If either a Request for Borrowing or the Basic Papers for any new Collateral and its related Submission List are submitted late, the Agent will use reasonable efforts to make the requested Advance as a Swing Line Advance on the same Business Day it is requested, although neither the Company nor any other Person shall have any claim or cause of action against the Agent or any of the Lenders if for any reason that funding (or any other funding) does not occur on the same day it is requested.

                     5 INTEREST, PRINCIPAL AND FEES PAYMENTS

      SECTION 5.2 of the 3/04 Credit Agreement is hereby amended to henceforth read as follows:

            5.2   Interest Rates.

                  (a) Subject to the following rules, and as contemplated in the definition of "Stated Rate", unless the Company has made a valid election that the

      Loan principal outstanding bear interest at the Alternate Base Rate, the principal of each Borrowing outstanding on any day when no Event of Default has occurred and is continuing shall bear interest from the date such Borrowing is funded until repaid in full at the Base Rate applicable from time to time (compounded annually).

                  (b) The Company may elect that all Loan principal then or thereafter outstanding bear interest at the Alternate Base Rate by giving the Agent telephonic notice not later than 10:00 AM on the effective date of such election, specifying the Business Day when the election is to become effective and confirming the telephonic notice in writing by not later than the close of business on the same day.

                  (c) If the Company has elected the Alternate Base Rate, the Company may thereafter elect that all Loan Principal again bear interest at the Base Rate by giving the Lender telephonic notice not later than 10:00 AM on the effective date of such election, specifying the Business Day when the election is to become effective and confirming the telephonic notice in writing by not later than the close of business on the same day.

                        (1) Notwithstanding any contrary or inconsistent provision of this SECTION 5.2, all Loan principal outstanding shall bear interest at the Past Due Rate from the date of occurrence of any Event of Default and until it has been declared in a writing signed by the Lender to have been cured or waived and its material consequences (if any) have been wholly cured.

      SECTION 5.3(a) is hereby amended to henceforth read as follows:

                  (a) Promptly upon the Company's becoming entitled and able to collect the proceeds of any sale or other disposition of Collateral, or upon the Company's receiving any regularly scheduled payments or prepayments of principal of any pledged Commercial Mortgage Loan, a principal amount equal to the amount so collectable or received shall be due and payable by the Company to the Agent -- although, pursuant to the provisions of SECTION 6.10, the Agent's security interest in such Collateral or its proceeds shall not be released unless and until the Agent has received for deposit into the Note Payment Account the Redemption Amount for such Collateral -- and the Company shall cause the entirety of all available Collateral disposition proceeds and all such pledged Commercial Mortgage Loan principal payments and prepayments to be paid to the Agent (or if the Company receives them, the Company shall pay them over to the Agent), with each such payment to be applied first against the principal of Borrowings outstanding under the Swing Line, then against the principal of Borrowings outstanding under the Credit Line, and with the remaining balance (if any) to be transferred from the Note Payment Account into the Company's own account with JPMorgan (unless either (i) any payment of principal or interest on the Obligations shall then be past due, in which event the Agent may first apply such excess to pay such past due amount and transfer only the balance, if any, remaining after such application to the Company's own account, or (ii) an Event of Default has occurred that the Agent has not declared in writing to have been either waived or cured, in which event the Agent shall hold such excess as Collateral and apply it in accordance with the provisions of SECTION 11.4.) With or after each such payment, the Company shall furnish the Agent and the Custodian with a written reconciliation of the amounts collected by the Company with the amount received by the Agent.

                                  6 COLLATERAL

      6.1 Grant of Security Interest. As security for the payment of the Loan and for the payment and performance of all of the Obligations, the Company hereby grants to the Agent, as agent and representative of the Lenders, a first priority security interest in all of the Collateral.

      SECTIONS 6.1(a) and 6.1(a)(1) are hereby amended to henceforth read as follows:

                  (a)   Single-family Collateral and Commercial Collateral.

                        (1) all Pledged Loans, including pledged Single-family Loans and pledged Commercial Mortgage Loans;

                                8 REPRESENTATIONS

      SECTION 8.15 is amended to substitute the following as the Company's address:

      10245 Centurion Parkway N, Suite 305, Jacksonville, FL 32256

      The second line of SECTION 8.17(m) is hereby amended to read as follows:

      or (for Single-family Loans) such other form of title insurance as is acceptable to Fannie Mae

      SECTION 8.17(t) is hereby amended to read as follows:

            (t) The Company's acquisition, disposition and collection practices with respect to Mortgage Loans are and have been in all material respects in accordance with industry custom and practice, and in all respects legal and proper.

      The first line of SECTION 8.17(z) is hereby amended to read as follows:

            (z)   No Mortgaged Premises securing any Pledged Loan is within a

      SECTION 8.17(cc)(12) is hereby amended to read as follows:

                        (12) (for Single-family Loans) are secured by Single-family residential property or (for Commercial Mortgage Loans) Eligible Commercial Property;

      SECTION 8.17(ff) is hereby amended to read as follows:

                  (ff) No default, and no event that with notice or lapse of time or both would become a default, has occurred and is continuing under any item of Collateral except as to which the Company has given notice to the Agent, or will give such notice in the next report of Pledged Loans that are In Default, as required by SECTION 9.4(b).

      A new SECTION 8.17(ii) is hereby added, reading as follows:

                  (ii) as of the Effective Date, either (i) to the best knowledge of the Company, no Mortgaged Premises securing a Commercial Mortgage Loan are subject to an environmental hazard that would have to be eliminated under applicable law before the sale of, or which could otherwise affect the marketability of, such Mortgaged Premises or which would subject the owner or operator of such Mortgaged Premises or a lender secured by such Mortgaged Premises to liability under applicable Law, and there are no Liens that relate to the existence of any clean-up of a hazardous substance (and to the best of the Company's knowledge, no circumstances exist that under applicable Law would give rise to any such
      Lien) affecting the Mortgaged Premises which are or may be Liens prior to or on a parity with the lien of the related Mortgage or (ii) a secured lender's environmental insurance policy is in effect with respect to such Mortgaged Premises.

                             9 AFFIRMATIVE COVENANTS

      SECTION 9.2(b) is amended by adding the following new SECTION 9.2(b(2):

            (2) any management letters, management reports or other supplementary comments or reports delivered by such accountants to management or the board of directors of the Company;

      SECTION 9.4 is amended by adding the following new SECTION 9.4(b):

            (b) Monthly, if applicable, a report of Collateral that is In Default, separately listing Single-family Loans and Commercial Mortgage Loans.

                13 RELATIONSHIPS AMONG THE AGENT AND THE LENDERS

      SECTION 13.3(j) is hereby amended to henceforth read as follows:

                  (j) cause or permit any change in the eligibility standards for Collateral hereunder or change the definition of any type of Eligible Collateral, provided that the Agent may in its discretion approve as Eligible Collateral any Collateral (without regard to any Commercial Mortgage Loans that, pursuant to the provisions of SCHEDULE DQ, item 13, the Agent has allowed to continue as Eligible Collateral even though their Original Pledge Dates were more than 270 days but not more than 364 days ago) that does not satisfy such eligibility standards and that has aggregate Collateral Value of up to Ten Million Dollars ($10,000,000) at the time of approval.

      SECTION 13.4 is hereby amended by adding the following new CLAUSE (c) (and relettering the current CLAUSE (c) as CLAUSE (d)):

                  (c) approve or disapprove any additional investor proposed by the Company as an Approved Investor or disapprove any existing Approved Investor; or

                                   14 NOTICES

      The Company's address for Notices is hereby amended to henceforth read as follows:

      Sunset Financial Resources, Inc.
      10245 Centurion Parkway N, Suite 305
      Jacksonville, FL 32256
      Attention: Mike Pannell, Chief Financial Officer
      Phone: (904) 425-4349
      Fax:   (904) 425-4350

                                15 MISCELLANEOUS

      15.7 Counterpart Execution. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      15.12 Notice Pursuant to Tex. Bus. & Comm. Code Section 26.02. THE 3/04 CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  (The remainder of this page is intentionally blank; signature pages follow.)

      EXECUTED as of the Effective Date.

                                        SUNSET FINANCIAL RESOURCES, INC.

                                        By:    /s/ Thomas G. Manuel
                                            ------------------------------------
                                        Name:      Thomas G. Manuel
                                        Title: EVP

                                        JPMORGAN CHASE BANK,
                                        as the Agent and as a Lender

                                        By:    /s/ Thanh Roettele
                                            ------------------------------------
                                        Name:  /s/ Thanh Roettele
                                              ----------------------------------
                                        Title: Vice President

Exhibits:
Exhibit 6/04-B    -     Requests for Borrowing forms with Submission List forms
Schedules:
Schedule 6/04-AI  -     list of Approved Investors
Schedule 6/04-DQ  -     Disqualifiers
Schedule 6/04-EC  -     Eligible Collateral

                                 EXHIBIT 6/04-B
                            TO 3/04 CREDIT AGREEMENT

                              Request for Borrowing

                           [Letterhead of the Company]

                                     [date]

JPMorgan Chase Bank
1111 Fannin, 12th Floor
Houston, Texas 77002

Attention: Wanda Carr

Ladies and Gentlemen:

      SUNSET FINANCIAL RESOURCES, INC. (the "COMPANY") and JPMORGAN CHASE BANK as a lender and as agent (the "AGENT") for the other lender(s) who are parties to it as lenders, and such other lenders (all such lenders, including JPMorgan Chase Bank being herein called the "LENDERS") together executed a 3/04 Senior Secured Credit Agreement dated March 22, 2004 (which, as it may have been or may hereafter be supplemented, amended or restated from time to time, is called the "CURRENT CREDIT AGREEMENT"). Any term defined in the Current Credit Agreement and used in this Request for Borrowing shall have the meaning given to it in the Current Credit Agreement.

      The Company currently qualifies under the Current Credit Agreement for, and hereby requests, an Advance or Advances as set forth below to be made on _________________, 20___ (or, if the Agent is closed that day, on the next day when it is not).

            Single-family Warehousing Advance(s):
                  Wet Advance:                                $________________
                  Dry Advance:                                $________________
                  Total Single-family Warehousing
                   Advance:                                        $____________

            Commercial Warehousing Advance(s)                      $____________

            Total Borrowing                                        $____________

      After giving effect as required by the Credit Agreement to the requested Advance, the Borrowing Base will equal or exceed the outstanding principal balance of the Loan and such balance will not exceed the Aggregate Committed Sum.

   (Check the block for each of the following paragraphs that is applicable.)

[ ] This Borrowing Request includes a request for a Single-family Warehousing Advance. If the Current Credit Agreement requires new Collateral to support the requested Advance, (i) the Company has attached and submits herewith the relevant Submission List(s) and (ii) the Basic Papers for all items of Collateral described or referred to therein have been submitted -- or are being submitted concurrently herewith -- to the Custodian.

[ ]   This Borrowing Request includes a request for a Wet Warehouse Advance (to finance Wet Single-family Loans.) If the Current Credit Agreement requires new Collateral to support the requested Advance, the Company has attached and submits herewith the relevant Submission List(s) (the Basic Papers for all such Wet Loans will be delivered to the Custodian on or before seven (7) Business Days after funding of the requested Advance).

[ ]   This Borrowing Request includes a request for a Commercial Warehousing
Advance. If the Current Credit Agreement requires new Collateral to support the requested Advance, (i) the Company has attached and submits herewith the relevant Submission List(s) and (ii) the Basic Papers for all items of Collateral described or referred to therein have been submitted -- or are being submitted concurrently herewith -- to the Custodian.

      The Company hereby grants to the Agent a security interest in all such new Collateral and (as to Collateral) all related Loan Papers, and they are hereby made subject to the security interest to the Agent created by the Current Credit Agreement, for the Pro Rata benefit of the Lenders, effective immediately.

      The proceeds of the Advance should be deposited in the Company's Note Payment Account number 00113329123 with JPMorgan Chase Bank.

      The Company acknowledges that the Agent and the Lenders will rely on the truth of each statement in this request and its attachments in funding the requested Advance.

      No Default has occurred under the Facilities Papers that has not been cured by the Company or declared in writing by the Agent to have been waived, and no Event of Default has occurred under the Facilities Papers that the Agent has not declared in writing to have been cured or waived. There has been no material adverse change in any of the Central Elements in respect of the Company or any of its Subsidiaries since the date of the Company's most recent annual audited Financial Statements that have been delivered to the Agent.

      All items that the Company is required to furnish to the Agent, its designated custodian or the Lenders for this requested Advance and otherwise have been delivered, or will be delivered before this requested Advance is funded, in all respects as required by the Current Credit Agreement and the other Facilities Papers. All Collateral papers described or referred to in the Submission List(s) (if any) submitted to the Agent with this Request for Borrowing conform in all respects with all applicable requirements of the Current Credit Agreement and the other Facilities Papers.

      There has been no change in the information furnished to the Agent or any Lender to enable it to verify the identity of the Company as required by Section 326 of the USA Patriot Act except as follows: (none).

      The Company hereby warrants and represents to the Agent and the Lenders that none of the Collateral (including, but not limited to, Collateral described or referred to in this request) is pledged to any Person other than the Agent or supports any borrowing or repurchase agreement funding other than Borrowings under the Current Credit Agreement.

      The undersigned officer hereby certifies that all of the Company's representations and warranties (a) in the Current Credit Agreement and all of the other Facilities Papers (except only to the extent that (i) such a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have been changed by transactions or conditions contemplated or expressly permitted by the Facilities Papers), (b) in this Request for Borrowing, are true and correct on the date of this Request for Borrowing and (c) that the Company qualifies for funding of the requested Advance.

                                               SUNSET FINANCIAL RESOURCES, INC.

                                               By: _____________________________
                                               Name ____________________________
                                               Title: __________________________
Attached (check if applicable):

[] Submission List for Eligible Single-family Collateral (Dry Loans and/or Wet Loans)

[]    Submission List for Eligible Commercial Collateral (Dry Loans only)

                  SUBMISSION LIST FOR SINGLE FAMILY COLLATERAL

                                  Date:________

TO:
JPMorgan Chase Bank
1111 Fannin, 12th Floor
Houston, Texas 77002

Attention: Ms. Wanda Carr, Mortgage Banking Warehouse Services
Phone: (713) 427-6391
Fax:   (713) 427-6449
email: wanda.carr@jpmorganchase.com

FROM:
Sunset Financial Resources, Inc.
10245 Centurion Parkway N, Suite 305
Jacksonville, Florida 32256
Attention: _____________
Phone: _______________
Fax: ________________
email: _________________

      Sunset Financial Resources, Inc. submits the following list of Single-family Loans in support of the Request for Borrowing dated ________ to which this Submission List is attached and hereby pledges them to the Agent (for itself and as agent for the other Lenders):

                                                                  NOTE
BRANCH       LOAN                                      NOTE       LOAN      LOAN
NUMBER      NUMBER      BORROWER OR CUSTOMER NAME      DATE      AMOUNT     TYPE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    SUBMISSION LIST FOR COMMERCIAL COLLATERAL

                                  Date:________

TO:
JPMorgan Chase Bank
1111 Fannin, 12th Floor
Houston, Texas 77002

Attention: Ms. Wanda Carr, Mortgage Banking Warehouse Services
Phone: (713) 427-6391
Fax:   (713) 427-6449
email: wanda.carr@jpmorganchase.com

FROM:
Sunset Financial Resources, Inc.
10245 Centurion Parkway N, Suite 305
Jacksonville, Florida 32256
Attention: ___________
Phone: _______________
Fax: __________________
email: _________________

      Sunset Financial Resources, Inc. submits the following list of Commercial Mortgage Loans in support of the Request for Borrowing dated _________ to which this Submission List is attached and hereby pledges them to the Agent (for itself and as agent for the other Lenders):

                                                                  NOTE
BRANCH       LOAN                                      NOTE       LOAN      LOAN
NUMBER      NUMBER      BORROWER OR CUSTOMER NAME      DATE      AMOUNT     TYPE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  [SUNSET LOGO]

                       6/04 AMENDMENT TO CREDIT AGREEMENT
                           DATED AS OF JUNE 24-, 2004

                          AMENDING (FOR THE FIRST TIME)
                    THE 3/04 SENIOR SECURED CREDIT AGREEMENT
                           DATED AS OF MARCH 22, 2004

                                  BY AND AMONG

                        SUNSET FINANCIAL RESOURCES, INC.

                                       AND

                              JPMORGAN CHASE BANK,
             AS ADMINISTRATIVE AGENT, COLLATERAL AGENT AND A LENDER,

                                       AND

                       THE OTHER LENDER(S) PARTIES HERETO

                  $250,000,000 SENIOR SECURED REVOLVING CREDIT

                                 [JPMORGAN LOGO]